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                          Scudder Cash Investment Trust

                           Correction to June 30, 1998
                                  Annual Report

                                                                 August 7, 1998

Dear Shareholder,

The date of the Report of Independent Accountants on page 19 of the June 30, 1998 annual report for Scudder Cash Investment Trust was incorrectly presented as June 27, 1998. The correct date is July 27, 1998. We apologize for the error in the report and for any inconvenience it may cause you.

If you have any questions about the annual report, or about the Fund in general, please call a Scudder Investor Information representative at 1-800-225-2470. We will be happy to help you.